                       STATEMENT OF ADDITIONAL INFORMATION
                          ROULSTON EMERGING GROWTH FUND
                       ROULSTON INTERNATIONAL EQUITY FUND

                                  Two Funds of
                                 ROULSTON FUNDS
                               Investment Adviser:
                            ROULSTON & COMPANY, INC.

         This Statement of Additional Information is not a prospectus and relates to ROULSTON EMERGING GROWTH FUND (the "EMERGING GROWTH FUND"), and ROULSTON INTERNATIONAL EQUITY FUND (the "INTERNATIONAL EQUITY FUND"), two separate series of The Roulston Funds (the "Trust"). The EMERGING GROWTH FUND and the INTERNATIONAL EQUITY FUND are sometimes referred to individually as a "Fund" and collectively as the "Funds."

         This Statement of Additional Information is intended to provide additional information regarding the activities and operations of the Funds and the Trust and should be read in conjunction with the Funds' Prospectus dated July 1, 1999. The Prospectus may be obtained without charge through the Funds' Distributor, Roulston Research Corp., 4000 Chester Avenue, Cleveland, Ohio 44103 (the "Distributor") by calling 1-800-332-6459.


                                  July 1, 1999

                                TABLE OF CONTENTS
                                -----------------



THE TRUST...................................................................................................................4


INFORMATION ON PERMITTED INVESTMENTS AND RELATED RISK FACTORS...............................................................4

   Bankers' Acceptances.....................................................................................................4
   Certificates of Deposit..................................................................................................4
   Commercial Paper.........................................................................................................4
   Time Deposits............................................................................................................4
   U.S. Government Securities...............................................................................................5
   Repurchase Agreements....................................................................................................5
   Investment Company Shares................................................................................................6
   Temporary Defensive Positions............................................................................................6
   Initial Public Offerings.................................................................................................6
   Section 4(2) Securities..................................................................................................7
   Foreign Investment.......................................................................................................7
   Warrants.................................................................................................................8
   Forward Currency Contracts...............................................................................................8
   Portfolio Turnover.......................................................................................................9

INVESTMENT LIMITATIONS OF THE FUNDS.........................................................................................9

   Non-fundamental Restrictions............................................................................................10

MANAGEMENT OF THE TRUST....................................................................................................11

   Trustees and Officers of the Trust......................................................................................11

PRINCIPAL HOLDERS OF SECURITIES............................................................................................13


INVESTMENT ADVISORY AND OTHER SERVICES.....................................................................................14

   The Investment Adviser..................................................................................................14
   The Distributor.........................................................................................................16
   Distribution and Shareholder Service Plan...............................................................................16
   The Administrator.......................................................................................................17
   The Custodians..........................................................................................................18
   Independent Auditors....................................................................................................18

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS...........................................................................18

   Portfolio Transactions..................................................................................................18
   Brokerage Commissions...................................................................................................19

NET ASSET VALUE............................................................................................................19


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................................................................20

   Systematic Withdrawal Plan..............................................................................................20

TAXES......................................................................................................................21


PERFORMANCE INFORMATION....................................................................................................23

   Calculation of Total Return.............................................................................................24
   Performance Comparisons.................................................................................................24

SHARES OF BENEFICIAL INTEREST..............................................................................................25

   Description of Shares...................................................................................................25
   Voting Rights...........................................................................................................26

                                    THE TRUST
                                    ---------

         THE ROULSTON FUNDS (the "Trust") is an open-end management investment company established under Ohio law as an Ohio business trust under a Declaration of Trust dated September 16, 1994. In March, 1996, the Trust changed its name from "The Roulston Family of Funds" to "Fairport Funds." As of July 1, 1999, the Trust changed its name to "Roulston Funds." Each of the Funds is classified as diversified, meaning that, with respect to 75% of its total assets, it does not invest more than 5% of its assets in the securities of any single issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities).

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                      INFORMATION ON PERMITTED INVESTMENTS
                      ------------------------------------
                            AND RELATED RISK FACTORS
                            ------------------------

BANKERS' ACCEPTANCES
--------------------

         Bankers' acceptances are negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchanges. Maturities are generally six months or less. Each Fund is permitted to invest in bankers' acceptances.

CERTIFICATES OF DEPOSIT
-----------------------

         A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal. Each Fund is permitted to invest in certificates of deposit.

COMMERCIAL PAPER
----------------

         Commercial paper is unsecured short-term promissory notes issued by corporations and other entities. Maturities on these notes typically vary from a few days to nine months. Each Fund may invest in commercial paper.

TIME DEPOSITS
-------------

         A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities; a Fund will not invest more than 15% of its net assets in illiquid securities, including such time deposits. Each Fund is permitted to invest in time deposits.

U.S. GOVERNMENT SECURITIES
--------------------------

         U.S. Government securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Securities issued directly by the U.S. Government consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such securities that are transferable only through the Federal Reserve's book entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPs"). Agencies and instrumentalities of the U.S. Government include the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and the Student Loan Marketing Association ("SLMA"). Obligations of agencies such as GNMA are backed by the full faith and credit of the U.S. Government. Others, such as the obligations of FNMA, are not backed by the full faith and credit of the U.S. Government but are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of SLMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as the Federal Farm Credit Banks, are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial assistance to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Each of the Funds may invest in U.S. Government securities with remaining maturities of 12 months or less.

         STRIPS are sold as zero coupon securities; that is, the component parts of fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Funds intend to invest in STRIPs that are only traded through the U.S. Government-sponsored program.

         Roulston will purchase only those STRIPs that it determines are liquid or, if illiquid, do not violate that Fund's investment policy concerning investments in illiquid securities.

REPURCHASE AGREEMENTS
---------------------

         Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Reserve System and registered broker-dealers which Roulston & Company deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than 102% the repurchase price

(including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under Federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

INVESTMENT COMPANY SHARES
-------------------------

         Each Fund may invest up to 10% of the value of its total assets in securities of money market mutual funds. Each Fund intends to invest in money market mutual funds for purposes of short-term cash management. Since such funds pay management fees and other expenses, shareholders of a Fund would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the acquired investment company; more than 5% of the Fund's total assets are invested in securities issued by any one investment company; or more than 10% of the total assets of the Fund in the aggregate are invested in securities of investment companies as a group.

TEMPORARY DEFENSIVE POSITIONS
-----------------------------

         When either of the Funds takes a temporary defensive position, it may invest up to 100% of its assets as cash or money market instruments, including bankers' acceptances, certificates of deposit, high quality commercial paper, short-term U.S. Government securities, money market mutual funds and repurchase agreements.

INITIAL PUBLIC OFFERINGS
------------------------

         The EMERGING GROWTH FUND and the INTERNATIONAL EQUITY FUND may invest from time to time in the securities of selected new issuers, or initial public offerings (IPOs). The Funds will only invest in securities which Roulston & Company believes present an acceptable amount of risk. Investments in relatively new issuers may carry special risks and may be more speculative because such companies are often unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. In addition, the securities of such issuers may have limited marketability, which may affect or limit their liquidity and therefore the ability of a Fund to sell such securities at the time and price it deems advisable. Such securities may also be subject to more abrupt or erratic market movements over time than securities of more seasoned companies or the market as a whole.

SECTION 4(2) SECURITIES
-----------------------

         The EMERGING GROWTH FUND and the INTERNATIONAL EQUITY FUND may invest in restricted, or Section 4(2), securities. These securities are issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act") in reliance on an exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under Federal securities laws, and generally are sold to institutional investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such Section 4(2) securities, thus providing some liquidity.

         Pursuant to procedures adopted by the Board of Trustees of the Trust, Roulston & Company may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A of the 1933 Act and are readily saleable. Rule 144A permits a Fund to purchase securities which have been privately placed and resell securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, Roulston & Company must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

FOREIGN INVESTMENT
------------------

         Investment in foreign securities, including ADRs, is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, the International Equity Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

         In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the International Equity Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

WARRANTS
--------

         These instruments give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Each of the Funds is permitted to invest in warrants.

FORWARD CURRENCY CONTRACTS
--------------------------

         The International Equity Fund may enter into forward currency contracts from time to time as a hedging technique against possible losses to the Fund in connection with the currency risk associated with investing in securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into forward contracts to protect against uncertainty in the level of future exchange rates and may also enter in such contracts to increase income and total return.

         At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         While the values of forward currency contracts may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments. For example, a currency hedge should help protect a Yen-denominated common stock against a decline in the Yen, but will not protect the Fund against such stock's price decline as a result of some issuer-specific event such as a drop in earnings. Because the value of the Fund's investments denominated in a foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency over time. In addition, a decline in the dollar value of a foreign currency in which the Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.

         Successful use of forward contracts depends upon Roulston & Company's ability to predict movements of the overall securities and currency markets. There can be no assurance that any particular use will be successful. In addition, as described above, there may be imperfect correlation, or even no correlation, between price movements of a currency or contract and the investment being hedged. And while a hedging strategy, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of the unfavorable price movements in the investments being hedged, such hedging strategy may also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged instruments.

PORTFOLIO TURNOVER
------------------

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of that Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

         The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.

                       INVESTMENT LIMITATIONS OF THE FUNDS
                       -----------------------------------

         The investment objective of each Fund is not fundamental, meaning that they may be amended by the Trustees of the Trust without shareholder approval. The investment limitations described immediately below are fundamental policies of the Funds. Fundamental policies cannot be changed with respect to a Fund without the "vote of a majority of the outstanding shares" of that Fund as that term is defined below under "SHARES OF BENEFICIAL INTEREST -- Voting Rights."

No Fund may:

1. Purchase securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the value of the total assets of the Fund would be invested in the securities of such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 10% of the value of its total assets and except as permitted by rule, regulation or order of the Securities and Exchange Commission. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

4. Make loans, except that the Fund may purchase or hold debt instruments and make time deposits with financial institutions in accordance with its investment objectives and policies, and the Fund may enter into repurchase agreements and engage in securities lending;

5. Purchase or sell real estate (although investment in marketable securities of issuers which can invest in real estate or engage in such activities, securities backed or secured by interests in real estate, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein are not prohibited by this restriction);

6. Purchase securities on margin, except that a Fund may obtain short-term credit as necessary for the clearance of securities transactions and except as may be necessary to make margin payments in connection with derivative securities transactions;

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under Federal securities laws in selling a portfolio security; and

8. Purchase or sell commodities or commodities contracts (including future contracts), except to the extent disclosed in the then current Prospectus of the Fund.

NON-FUNDAMENTAL RESTRICTIONS
----------------------------

         The following additional investment restrictions of the Funds are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. A Fund may not:


1. Purchase or otherwise acquire any securities, if as a result, more than 15% of that Fund's net assets would be invested in securities that are illiquid;

2.       Engage in any short sales;

3. Pledge, mortgage or hypothecate assets in excess of one third of the Fund's total assets;

4. Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act and the rules and regulations thereunder or pursuant to any exemptions therefrom;

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, such Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

         None of the Funds currently intends to enter into reverse repurchase agreements during the current fiscal year.

                             MANAGEMENT OF THE TRUST
                             -----------------------

TRUSTEES AND OFFICERS OF THE TRUST
----------------------------------

         Overall responsibility for the management of the Trust and the Funds is vested in the Board of Trustees of the Trust, who will manage the Trust in accordance with the laws of Ohio governing business trusts. Unless so required by the Trust's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Trust. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Trust and Ohio law. The Board of Trustees elects officers and contracts with and provides for the compensation of agents, consultants and other professionals to assist and advise it in the day-to-day operations of the Trust and the Funds.

         The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee who is an "interested person" of the Trust, as that term is defined in the 1940 Act, is indicated by an asterisk. Certain officers of the Trust also serve as Directors and/or officers of Roulston & Company or the Distributor.





======================================== ==================================== ========================================

Name,  Business                          Positions(s) Held                    Principal Occupation(s)
Address and Age                          With the Trust                       During Past Five Years
======================================== ==================================== ========================================

*Scott D. Roulston                       Trustee and President                President and Director of Roulston &
4000 Chester Avenue                                                           Company, Inc. and Roulston Research
Cleveland, Ohio  44103                                                        Corp. since 1990.

Age: 41
---------------------------------------- ------------------------------------ ----------------------------------------
Thomas V. Chema                          Trustee                              Partner, Arter & Hadden (law firm)
1100 Huntington Building                                                      since April, 1989; since June, 1995,
Cleveland, Ohio  44115                                                        President, Gateway Consultants Group,
                                                                              Inc. (sports and related public
Age: 52                                                                       facilities consulting); from June,
                                                                              1990, to
---------------------------------------- ------------------------------------ ----------------------------------------

---------------------------------------- ------------------------------------ ----------------------------------------
                                                                              June, 1995, Executive
                                                                              Director of Gateway Economic
                                                                              Development Corp. of Greater Cleveland
                                                                              (sports and related facilities public
                                                                              development company).
---------------------------------------- ------------------------------------ ----------------------------------------
David B.  Gale                           Trustee                              Executive Director of North American
1700 East 13th Street                                                         Association of State and Provincial
Suite 4PE                                                                     Lotteries (non-profit association of
Cleveland, Ohio  44114                                                        sanctioned lotteries) since March,
                                                                              1995; President of DBG Consulting,
Age: 46                                                                       Inc.  (management consulting firm)
                                                                              since December, 1994; from August,
                                                                              1993 to November 1994, Vice President
                                                                              and General Manager of Media Drop-In
                                                                              Productions, Inc.
                                                                              (marketing/promotions firm).
---------------------------------------- ------------------------------------ ----------------------------------------


---------------------------------------- ------------------------------------ ----------------------------------------
Charles A. Kiraly                        Secretary and Assistant Treasurer    Since May, 1997, Manager of Mutual
4000 Chester Avenue                                                           Fund Administration and an employee of
Cleveland, Ohio 44103                                                         Roulston & Company, Inc. since April,
                                                                              1996; prior thereto, Senior Dealer
Age 29                                                                        Services Representative at BISYS Fund
                                                                              Services, Ohio, Inc. (mutual fund
                                                                              services company); employee at BISYS
                                                                              Fund Services, Ohio, Inc. since May,
                                                                              1993.
---------------------------------------- ------------------------------------ ----------------------------------------
Kevin M.  Crotty                         Treasurer                            Since June, 1997, Director of Finance
4000 Chester Avenue                                                           of Roulston & Company, Inc. and an
Cleveland, Ohio 44103                                                         employee of Roulston & Company, Inc.
                                                                              since November, 1996; from October,
Age: 37                                                                       1993 to October, 1996, Accounting
                                                                              Manager of Philanthropic and Tax
                                                                              Planning Department of Premier
                                                                              Industrial Corporation (electronic
                                                                              component distributor).
---------------------------------------- ------------------------------------ ----------------------------------------

         The Trust pays the fees for unaffiliated Trustees (currently $1,000 per Board meeting attended and $4,000 per year retainer). The officers and affiliated Trustees of the Trust receive no compensation for such services, but those officers who are employees of Roulston & Company receive compensation from Roulston.

         The following table sets forth information regarding the total compensation paid by the Trust to its Trustees for their services as Trustees during the fiscal year ended October 31, 1998. The Trust has no pension or retirement plans.

         COMPENSATION TABLE:
======================================== ===================================== =====================================
Name and Position                        Aggregate                             Total Compensation
With the Trust                           Compensation                          From the Trust and
                                         From the Trust                        the Fund Complex *
======================================== ===================================== =====================================

Scott D. Roulston,                       $    0                                $    0
Chairman
---------------------------------------- ------------------------------------- -------------------------------------
Thomas V. Chema,                         $8,000                                $8,000
Trustee
---------------------------------------- ------------------------------------- -------------------------------------
David B. Gale                            $8,000                                $8,000
Trustee
---------------------------------------- ------------------------------------- -------------------------------------
David H. Gunning,**                      $4,000                                $4,000
Trustee
---------------------------------------- ------------------------------------- -------------------------------------
Ivan J. Winfield,**                      $4,000                                $4,000
Trustee
---------------------------------------- ------------------------------------- -------------------------------------

* For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related. The Funds are currently the only members of their Fund Complex.

** Effective July 21, 1998, Messrs. Gunning and Winfield resigned from the Board of Trustees.

         As of June 16, 1999, Mr. Roulston owned approximately 1.5% of the Growth Fund, 1.6% of the Growth and Income Fund and 1.2% of the Government Fund. As of that date, all Trustees and Officers of the Trust, as a group, except for Mr. Roulston, owned fewer than one percent of the shares of each of the Funds.

                         PRINCIPAL HOLDERS OF SECURITIES
                         -------------------------------

         Listed below are the names and addresses of those shareholders and accounts who, as of April 5, 1999, owned of record or beneficially 5% or more of the shares of a Fund.

         Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.

ROULSTON GROWTH FUND:
---------------------

         Shareholder(s)                              Percentage Owned
         --------------                              ----------------
Charles Schwab & Co., Inc.                           9.28%
Special Custody Account                             (of record)
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

ROULSTON GROWTH AND INCOME FUND:
--------------------------------

         Shareholder(s)                              Percentage Owned
         --------------                              ----------------
Saxon Company                                        33.24%
P. O. Box 7780-1088                                 (of record)
Philadelphia, Pennsylvania  19182

Charles Schwab & Co., Inc.                           12.85%
Special Custody Account                             (of record)
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

ROULSTON GOVERNMENT SECURITIES FUND:
------------------------------------

         Shareholder(s)                              Percentage Owned
         --------------                              ----------------
Charles Schwab & Co., Inc.                           22.15%
Special Custody Account                             (of record)
101 Montgomery Street
San Francisco, CA  94104

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER
----------------------

         Roulston & Company is controlled directly and indirectly by Thomas H. Roulston and members of his immediate family. Thomas Roulston is the Chairman of Roulston & Company. Scott D. Roulston, Trustee and President of the Trust, is President and a Director of Roulston & Company. Roulston Research Corp., the distributor of the Funds of the Trust, is a wholly-owned subsidiary of Roulston & Company. Roulston & Company also serves as investment adviser for the other three funds of the Trust: the Growth Fund, the Growth and Income Fund and the Government Securities Fund. For services as investment adviser, Roulston & Company receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of each of the Growth Fund and the Growth and Income Fund up to $100 million, and 0.50% of each such Fund's assets of $100 million or more. With respect to the Government Fund, Roulston & Company receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Government Fund up to $100 million, and .125% of such assets of $100 million or more.

         For the fiscal year ended October 31, 1998, Roulston & Company earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to such other Fairport Funds.

================================================== ================= ================== ====================
FUND                                               Gross Advisory    Advisory           Net
                                                   Fees Earned       Fees               Advisory
                                                                     Waived             Fees Received
================================================== ================= ================== ====================
Growth Fund                                        $581,223          $34,063            $547,160
-------------------------------------------------- ----------------- ------------------ --------------------
Growth and Income Fund                             $260,482          $16,411            $244,071
-------------------------------------------------- ----------------- ------------------ --------------------
Government Securities Fund                         $ 11,854          $11,854            $      0
-------------------------------------------------- ----------------- ------------------ --------------------
TOTALS                                             $853,559          $62,328            $791,231
-------------------------------------------------- ----------------- ------------------ --------------------

         For the fiscal year ended October 31, 1997, Roulston & Company earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to such other Fairport Funds.

================================================== ================= ================== ====================
FUND                                               Gross Advisory    Advisory           Net
                                                   Fees Earned       Fees               Advisory
                                                                     Waived             Fees Received
================================================== ================= ================== ====================
Growth Fund                                        $513,898          $136,636           $377,262
-------------------------------------------------- ----------------- ------------------ --------------------
Growth and Income Fund                             $204,420          $ 72,293           $132,127
-------------------------------------------------- ----------------- ------------------ --------------------
Government Securities Fund                         $ 11,697          $ 11,697           $      0
-------------------------------------------------- ----------------- ------------------ --------------------
TOTALS                                             $730,015          $220,626           $509,389
-------------------------------------------------- ----------------- ------------------ --------------------

         For the fiscal year ended October 31, 1996, Roulston & Company earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to such other Fairport Funds.

================================================== ================= ================== ====================
FUND                                               Gross Advisory    Advisory           Net
                                                   Fees Earned       Fees               Advisory
                                                                     Waived             Fees Received
================================================== ================= ================== ====================
Growth Fund                                        $417,458          $169,950           $247,508
-------------------------------------------------- ----------------- ------------------ --------------------
Growth and Income Fund                             $184,723          $ 81,095           $103,628
-------------------------------------------------- ----------------- ------------------ --------------------
Government Securities Fund                         $ 18,674          $ 18,674           $      0
-------------------------------------------------- ----------------- ------------------ --------------------
TOTALS                                             $620,855          $269,719           $351,136
-------------------------------------------------- ----------------- ------------------ --------------------

         Roulston & Company voluntarily has agreed to waive its fees and reimburse fund expenses to the extent necessary to keep total fund operating expenses from exceeding 1.35% for the Growth Fund, 1.50% for the Growth and Income Fund, and 0.90% for the Government Securities Fund. Waivers and reimbursements will continue until further notice to shareholders. No information regarding investment advisory fees paid by the Funds is provided because the Funds have not yet commenced operations.

THE DISTRIBUTOR
---------------

         Roulston Research Corp., 4000 Chester Avenue, Cleveland, OH 44103 (the "Distributor") is a wholly owned subsidiary of Roulston & Company, and the distributor for the Funds of the Trust. Pursuant to a Distribution Agreement, the Distributor acts as agent for the Funds in the distribution of their shares on a continuous basis and, in such capacity, solicits orders for the sale of shares, advertises and pays the costs and expenses associated with such advertising. The Distributor receives no compensation for distribution of shares of the Funds under the Distribution Agreement, but receives payments under the Trust's Distribution and Shareholder Service Plan described below. There are no sales charges imposed by the Distributor upon the purchase or redemption of shares of the Funds.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN
-----------------------------------------

         The Trust has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to pay compensate the Distributor for payments it makes to broker-dealers, banks and other institutions (collectively, "Participating Organizations") for providing distribution or shareholder service assistance, or for distribution assistance and/or shareholder service provided by the Distributor. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor. The Plan authorizes each Fund to make payments to the Distributor in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of that Fund.

         As authorized by the Plan, the Distributor has agreed to provide certain distribution and shareholder services in connection with shares purchased and held by the Distributor for the accounts of its customers and shares purchased and held by customers of the Distributor directly, including, but not limited to, answering shareholder questions concerning the Funds, marketing of the Funds, providing information to shareholders on their investments in the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. Fees paid are borne solely by the applicable Fund. Such fees may exceed the actual costs incurred by the Distributor in providing such services.

         As required by Rule 12b-1, the Plan was approved for the Funds by the Board of Trustees, including a majority of the Trustees who are not interested persons of that Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan with respect to a Fund may be terminated at any time upon 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of such Fund.

         The Plan continues in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and retention of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         In addition, the Distributor will enter into Rule 12b-1 Agreements with selected dealers pursuant to which such dealers agree to provide certain shareholder services and distribution assistance including, but not limited to, those discussed above.

THE ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
-----------------------------------------------------

         First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation ("First Data"), 4400 Computer Drive, Westborough, MA 01581, serves as the administrator for the Funds and the Trust. Pursuant to the terms of a Services Agreement, First Data assists in supervising all operations of each Fund (other than those performed by Roulston & Company, by UMB Bank, n.a. as the custodian for each of the funds of the Trust other than the International Equity Fund, and by The Bank of New York as the custodian for the International Equity Fund).

         Under the Services Agreement, First Data has agreed to furnish statistical and research data, clerical, and certain bookkeeping services; prepare the periodic reports to the Securities and Exchange Commission (the "Commission") on Form N-SAR or any replacement forms therefor; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; assist to the extent requested by the Trust with the Trust's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by Roulston & Company, by UMB Bank, n.a. as custodian to each Fund of the Trust other than the International Equity Fund, and by The Bank of New York as custodian for the International Equity Fund.

         First Data also serves as the transfer and dividend disbursing agent for each Fund and provides certain fund accounting services to each of the Funds. Such fund accounting services include maintaining the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintaining a monthly trial balance of all ledger accounts; performing certain accounting services for each Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with such Fund's custodian, affirmation to that Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with that Fund's custodian of all daily trade activity; providing certain reports; obtaining dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and preparing an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

         In consideration for such services as administrator, transfer agent and fund accountant, the Trust has agreed to pay First Data a fee, computed daily and paid periodically, at an annual rate calculated as follows:

         0.20% on the Trust's average net assets of $0 to $150 Million (subject to a monthly minimum fee of $22,000); 0.15% on the next $150 Million of average net assets; 0.10% on the next $200 Million of average net assets; and 0.05% on the average net assets over $500 Million.

THE CUSTODIANS
--------------

         UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64141, serves as the Emerging Growth Fund's Custodian pursuant to a Custody Agreement. The Bank of New York, One Wall Street, New York, New York 10286, serves as the International Equity Fund's custodian. In such capacity, UMB Bank, n.a. and The Bank of New York hold or arrange for the holding of all portfolio securities and other assets of their respective Fund.

INDEPENDENT AUDITORS
--------------------

         McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, OH 44145, has been selected as independent auditors for the Funds, and as such will audit the financial statements of the Funds.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
                ------------------------------------------------

PORTFOLIO TRANSACTIONS
----------------------

         Roulston & Company is authorized to select brokers and dealers to effect securities transactions for the Funds. Roulston will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While Roulston generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Roulston seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

BROKERAGE COMMISSIONS
---------------------

         Roulston & Company may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to Roulston. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Roulston will be in addition to and not in lieu of the services required to be performed by Roulston under the Advisory Agreement. If, in the judgment of Roulston, a Fund or other accounts managed by Roulston will be benefited by supplemental research services, Roulston is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Roulston will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that Roulston will find all of such services of value in advising the Funds.

                                 NET ASSET VALUE
                                 ---------------

         As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the earlier of 4:00 p.m., Eastern Time, or the close of regular trading on the New York Stock Exchange (the "Exchange"), on each Business Day. A "Business Day" is any day the Exchange is open for regular business. Currently the Exchange is closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

         Valuations of securities purchased by the Funds are supplied by independent pricing services used by First Data, as administrator and fund accountant, which have been approved by the Trustees of the Trust. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange or market on which the security is principally traded. Equity securities for which there is no sale on that day will be valued at their closing bid prices obtained from one or more dealers making markets for such securities or, if market quotations are not readily available, at their fair value as determined in good faith by the Board of Trustees.

         The procedures used by the pricing service are reviewed by the officers of the Trust under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the debt security. In such instances the debt security will be valued at fair value as determined in good faith by or under the direction of the Trustees.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

         The Funds' shares may be purchased at the public offering price, which is the net asset value next computed, and are sold on a continuous basis through the Distributor, principal underwriter of the Funds' shares, at its address and number set forth under the heading "The Distributor", and through other broker-dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with the Distributor.

         The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designated other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order and that orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee.

         The Funds reserve the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Funds may limit the amount of redemption proceeds paid in cash. The Funds may, under normal circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. A shareholder may incur brokerage costs if the securities received were sold.

         The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair value of its net assets.

SYSTEMATIC WITHDRAWAL PLAN
--------------------------

         Each Fund offers a Systematic Withdrawal Plan ("SWP") if you wish to receive regular distributions from your account in that Fund. However, before you can utilize the SWP, your account in the Fund must have a current value of $10,000 or more, your dividend and distributions must be automatically reinvested and your requested distribution must be $100 or more made on a monthly, quarterly, semi-annual or annual basis.

         Your automatic payments under the SWP will either be made by check mailed to your address as shown on the books of the Transfer Agent or via ACH to your bank account designated on your Account Application form. An application form for the SWP may be obtained by calling the Distributor or Transfer Agent at 1-800-332-6459 (1-800-3-FAMILY). You may change or cancel the SWP at any time, upon written notice to the Transfer Agent at least five days prior to SWP withdrawal date for which you want such change or cancellation.

         Please note that if your redemptions from a Fund exceed your dividends from that Fund, your invested principal in the account may decrease. Thus depending on the frequency and amounts of the withdrawals and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely using the SWP.

                                      TAXES
                                      -----

         Each Fund intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and diversify its investments within certain prescribed limits. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. If a Fund fails to qualify as a regulated investment company under the Code, the Fund would be required to pay federal income taxes like a corporation.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, such Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for Federal income tax purposes, even if paid in additional shares of the Fund and not in cash.

         Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward to future years. The holding period for long-term capital gains is more than one year.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's Federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction.

         The International Equity Fund will invest in equity securities of foreign issuers. If the Fund purchases shares in certain foreign investment companies, known as "passive foreign investment companies," it may be subject to federal income tax on a portion of an "excess distribution" from such passive foreign investment companies or gain from the disposition of such shares, even though such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund or its shareholders in respect of unpaid taxes arising from such distributions or gains. Alternatively, the Fund would be required each year to include in its income and distribute to shareholders a pro rata portion of the foreign investment company's income, whether or not distributed to the Fund. The Fund is permitted to "mark-to-market" any marketable stock held by the Fund in a passive foreign investment company. If the Fund makes such an election, each investor in the Fund would include in income in each year an amount equal to its share of the excess, if any, of the fair market value of the stock in such passive foreign investment company as of the close of the taxable year over the adjusted basis of such stock. The investor would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the stock in such passive foreign investment company over the fair market value of such stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the investor for prior taxable years.

         It is expected that the International Equity Fund may be subject to foreign withholding taxes with respect to income received from sources within foreign countries. If more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the International Equity Fund intends to elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund, with the result that each shareholder will (i) include in gross income, even though not actually received, the pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the pro rata share of the Fund's foreign income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders are not eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

         Each Fund may be required by Federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions paid to any shareholder, and the proceeds of redemption or the values of any exchanges of shares of a Fund, if such shareholder (1) fails to furnish the Trust with a correct tax identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security Number.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of a Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, you are urged to consult your tax adviser with specific reference to your own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION
                             -----------------------

         From time to time, each Fund may advertise its yield and total return. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. No representation can be made regarding future yields or returns.

         The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The "total return" or "average annual total return" of a Fund reflects the change in the value of an investment in a Fund over a stated period of time. Total returns and average annual returns measure both the net investment income from and any realized or unrealized appreciation or depreciation of a Fund's holdings for a stated period and assume that the entire investment is redeemed at the end of each period and the reinvestment of all dividends and capital gain distributions.

         The yield of a Fund will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of a Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's shares and to the relative risks associated with the investment objective and policies of such Fund.

CALCULATION OF TOTAL RETURN
---------------------------

         Each quotation of average annual total return will be computed by finding the average annual compounded rate of return over that period which would equate the value of an initial amount of $1,000 invested in a Fund equal to the ending redeemable value, according to the following formula:

                         P(T + 1) to the nth power = ERV

         Where: P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years, and ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the period at the end of the period for which average annual total return is being calculated assuming a complete redemption. The calculation of average annual total return assumes the deduction of the maximum sales charge, if any, from the initial investment of $1,000, assumes the reinvestment of all dividends and distributions at the price stated in the then effective Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts assuming such Fund's average account size.

         At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that any historical results will continue. Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields and total return will vary.

PERFORMANCE COMPARISONS
-----------------------

         The performance of a Fund may periodically be compared with that of other mutual funds or broad groups of comparable mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) and financial and business publications and periodicals. In addition, a Fund's performance may be compared with unmanaged indices of various investments for which reliable performance data is available. These may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The performance of a Fund may also be compared in various publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, or Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the United States. A Fund may use the long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets.

         A Fund may also quote financial and business publications and periodicals, such as SMART MONEY, as they relate to Trust management, investment philosophy, and investment techniques A Fund may also quote from time to time various measures of volatility and benchmark correlations in advertising and may compare these measures with those of other mutual funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                          SHARES OF BENEFICIAL INTEREST
                          -----------------------------

DESCRIPTION OF SHARES
---------------------

         The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust presently has five series of shares, two of which represent interests in the Funds. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, a Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Fund, of any general assets not belonging to any particular Fund which are available for distribution. As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by a Fund upon the issuance or sale of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general asset of the Trust not readily identified as belonging to a particular Fund that is allocated to the Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

VOTING RIGHTS
-------------

         Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate with other shareholders of the Trust and not by Fund except as otherwise expressly required by law. However, shareholders of a Fund will vote as a portfolio, and not in the aggregate with other shareholders of the Trust, for purposes of approval of amendments to that Fund's investment advisory agreement or any of that Fund's fundamental policies.

         The Trust does not expect to have an annual or special meeting of shareholders except, under certain circumstances, when the Declaration of Trust, the 1940 Act or other authority requires such a meeting, such as the election or removal of Trustees or certain amendments to the Declaration of Trust or the investment advisory agreement.

         The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request thereof from shareholders holding not less than 10% of the outstanding votes of the Trust and that the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

         A "vote of a majority of the outstanding shares" of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of that Fund.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a series will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical, or that the matter does not affect any interest of the series. Under Rule 18f-2, the approval of any amendment to the Advisory Agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.